UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

SPORTS FIELD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54883	27-4841391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4320 Winfield Road, Suite 200 Warrenville, Illinois 60555
(Address of Principal Executive Offices)

(508) 366-1000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2015, Sports Field Holdings, Inc. (the “Company”) entered into subscription agreements in the form attached hereto as Exhibit 10.1 (the “Subscription Agreements”), with three (3) accredited investors (the “Subscribers”) for the issuance and sale of an aggregate of $450,000 in Convertible Debentures (the “Debentures”) in the form attached hereto as Exhibit 10.2 (the “Financing”). The Debentures pay interest at a rate of 9% of the principal amount and are due on February 1, 2016. The Debentures are convertible into common stock of the Company at a per share price of $1.00 or, at the sole discretion of the Subscriber, can be converted under the terms of a Qualified Financing (as defined in the Subscription Agrrement). Spartan Capital Securities, LLC, located in New York, NY, the Company’s exclusive investment banker, received $22,500 out of the proceeds of the Financing.

The above description of the Subscription Agreements and Debentures does not purport to be complete and is qualified in its entirety by the full text of such documents, which are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(2) of the Securities Act. The securities were exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

4.1*	Form of Convertible Debenture.
10.1*	Form of Subscription Agreement.

*filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTS FIELD HOLDINGS, INC.

Date: May 12, 2015	By:	/s/ Jeromy Olson
Jeromy Olson
Chief Executive Officer

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